CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME $ in Millions	6 Months Ended
Dec. 31, 2022 USD ($) $ / shares shares
Expenses, net of recoveries
Compensation and benefits recovery /(expense)	$ 37
General and administrative expense	(1)
Unrealized carried interest compensation expense	(3)
Other expense	(35)
Total (expense)	(2)
Share of income from equity method investments	21
Net income	19
Comprehensive income	$ 19
Net income per share of common stock (Note 6)
Basic (in dollars per share) | $ / shares	$ 0.05
Diluted (in dollars per share) | $ / shares	$ 0.05
Weighted-average shares of common stock outstanding (Note 6)
Basic (in shares) | shares	396,166,341
Diluted (in shares) | shares	400,896,766